Vanguard Global Minimum Volatility Fund Summary Prospectus

February 27, 2023

Investor Shares & Admiral™ Shares

Vanguard Global Minimum Volatility Fund Investor Shares (VMVFX) Vanguard Global Minimum Volatility Fund Admiral Shares (VMNVX)

The Fund's statutory Prospectus and Statement of Additional Information dated February 27, 2023, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/ us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term capital appreciation with lower volatility relative to the global equity market.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, hold, and sell Investor Shares or Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees

(Fees paid directly from your investment)

	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee Per Year
(for certain fund account balances below $1,000,000)	$20	$20

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Admiral Shares
Management Fees	0.19%	0.13%
12b-1 Distribution Fee	None	None
Other Expenses	0.02%	0.01%
Total Annual Fund Operating Expenses	0.21%	0.14%

Examples

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$22	$68	$118	$268

Admiral Shares	$14	$45	$79	$179

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in U.S. and foreign stocks that are expected to generate lower volatility relative to the global equity market. The portfolio will include a diverse mix of companies located in many different countries and representing many different market sectors and industry groups. The advisor uses quantitative models that evaluate all of the securities in the Fund's benchmark, the FTSE Global All Cap Index (USD Hedged), to construct a global equity portfolio that seeks to achieve the lowest amount of expected volatility subject to a set of reasonable constraints designed to foster portfolio diversification and liquidity. The Fund generally will seek to hedge most of its currency exposure back to the U.S. dollar to reduce overall portfolio volatility.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

•Investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from global stock markets. Low volatility stocks tend to have lower risk profiles than the global equity market in general. Investing in low volatility stocks may not protect the Fund from market declines and may reduce the Fund's participation in market gains.

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area.

•Currency risk and currency hedging risk. The Fund generally will seek to hedge most of its currency exposure back to the U.S. dollar to reduce overall portfolio volatility. However, not all currency exposure will be hedged, so the Fund will have a low level of currency risk. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Fund will also have a low level of currency hedging risk, which is the chance that the currency hedging transactions entered into by the Fund may not perfectly offset the Fund's foreign currency exposure. For example, the Fund will decline in value if it underhedges a currency that has weakened or overhedges a currency that has strengthened relative to the U.S. dollar.

•Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

•Derivatives risk. The Fund may invest in derivatives, which may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. FTSE Global All Cap Index (USD Hedged) returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Global Minimum Volatility Fund Investor Shares

	2014	2015	2016	2017	2018	2019	2020	2021	2022
30%						22.54

25%

20%	13.74			15.93				11.87
15%
			8.53
10%		5.80

5%
0%

-5%					–1.78		–3.99		–4.48
-10%

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:

	Total Return	Quarter
Highest	11.31%	June 30,	2020
Lowest	-20.92%	March 31,	2020

Average Annual Total Returns for Periods Ended December 31, 2022

			Since	Fund
			Fund	Inception
	1 Year	5 Years	Inception	Date

Vanguard Global Minimum Volatility Fund
Investor Shares				12/12/2013
Return Before Taxes	-4.48%	4.31%	7.53%
Return After Taxes on Distributions	-5.59	3.10	6.33
Return After Taxes on Distributions and Sale of
Fund Shares	-1.93	3.13	5.73

Vanguard Global Minimum Volatility Fund
Admiral Shares				12/12/2013

Return Before Taxes	-4.45%	4.38%	7.61%

FTSE Global All Cap Index Hedged
(reflects no deduction for fees or expenses)	-14.87%	6.96%	9.94%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

John Ameriks, Ph.D., Principal of Vanguard and global head of Vanguard's Quantitative Equity Group. He has managed the Fund since July 2022.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Global Minimum Volatility Fund Investor Shares—Fund Number 1194

Vanguard Global Minimum Volatility Fund Admiral Shares—Fund Number 594

To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.

© 2023 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SP 1194 022023